UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2023
__________________________________________________________
The Oncology Institute, Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification Number)
18000 Studebaker Rd, Suite 800 Cerritos, California 90703
(Address of principal executive offices and zip code)
(562) 735-3226
(Registrant's telephone number, including area code)
__________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2023, The Oncology Institute, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), in which the Company’s stockholders considered two proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (“SEC”) on April 28, 2023, as well the additional proxy materials filed with the SEC on June 14, 2023.

At the meeting, a total of 64,996,623 shares of the Company's common stock, par value $0.0001 per share ("Common Stock") were voted, representing approximately 86.4% of the 75,263,649 shares of Common Stock outstanding as of the April 17, 2023 record date. The results of the items voted on at the 2023 Annual Meeting are as follows:

Proposal 1: Election of Directors

All nine nominated directors were elected to hold office until the Company's 2024 annual meeting of stockholders. The stockholders voted as follows:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Brad Hively	53,352,627	—	961,581	10,682,415
Richard Barasch	53,577,014	—	737,194	10,682,415
Karen Johnson	53,236,553	—	1,077,655	10,682,415
Mohit Kaushal	41,300,185	—	13,014,023	10,682,415
Anne McGeorge	40,469,060	—	13,845,148	10,682,415
Maeve O’Meara	52,748,849	—	1,565,359	10,682,415
Ravi Sarin	40,412,516	—	13,901,692	10,682,415
Gabriel Ling	53,854,419	—	459,789	10,682,415
Mark Pacala	54,230,930	—	83,278	10,682,415

Proposal 2: Ratification of the Appointment of Independent Registered Public Accountants

The ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,306,320	444,591	245,712	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Oncology Institute, Inc.

Date: June 16, 2023	By:	/s/ Mark Hueppelsheuser
	Name:	Mark Hueppelsheuser
	Title:	General Counsel